Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted in accordance with Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of Evolus, Inc., that, to his or her knowledge:
(1) the Annual Report on Form 10-K of Evolus, Inc. for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Evolus, Inc.

Date: March 3, 2026	By:	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 3, 2026	By:	/s/ Tatjana Mitchell
Tatjana Mitchell
Chief Financial Officer
(Principal Financial Officer)